Exhibit 4.1

INCORPORATED UNDER THE LAWS
OF THE STATE OF TEXAS

PREFERRED STOCK | NUMBER PPB

PREFERRED STOCK | SHARES

ATP

ATP OIL & GAS CORPORATION

CUSIP 00208J 80 1
SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF 8% CONVERTIBLE PERPETUAL PREFERRED STOCK, SERIES B, PAR VALUE $.001 PER SHARE, OF

ATP OIL & GAS CORPORATION transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

CHAIRMAN OF THE BOARD

SECRETARY

ATP OIL & GAS CORPORATION

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
(NEW YORK, NY) TRANSFER AGENT
AND REGISTRAR

BY

AUTHORIZED SIGNATURE

AMERICAN BANK NOTE COMPANY

ABnote North America
711 ARMSTRONG LANE
COLUMBIA, TENNESSEE 38401
(931) 388-3003
SALES: HOLLY GRONER 931-490-7660

PROOF OF: JUNE 15, 2011
ATP OIL & GAS CORPORATION
TSB 3828
OPERATOR: JB
NEW

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: ____ OK AS IS ____ OK WITH CHANGES ____ MAKE CHANGES AND SEND ANOTHER PROOF

Colors Selected for Printing: Intaglio prints in SC-16 Rose.

COLOR: This proof was printed from a digital file or artwork on a graphics quality, color laser printer. It is a good representation of the color as it will appear on the final product. However, it is not an exact color rendition, and the final printed product may appear slightly different from the proof due to the difference between the dyes and printing ink.

ATP

For Value Received, hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE

Shares

of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney

to transfer the said shares on the books of the within-named Corporation, with full power of substitution in the premises.

Dated

A full statement of the designations, preferences, limitations and relative rights of the shares of each class of stock of the Corporation authorized to be issued is set forth in the Amended and

Restated Certificate of Formation of the Corporation on file in the Office of the Secretary of State of the State of Texas. The Amended and Restated Certificate of Formation of the Corporation

on file in the Office of the Secretary of State of the State of Texas, deny the preemptive right of shareholders to acquire unissued or treasury shares of the Corporation. The Corporation shall furnish a copy of its Amended and Restated Certificate of Formation to the record holder of this Certificate without charge upon written request to the Secretary of the Corporation at its principal place of business in Houston, Texas.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS OF A STATEMENT OF RESOLUTIONS ESTABLISHING AND DESIGNATING THE

CONVERTIBLE PREFERRED STOCK OF THE CORPORATION. THESE SECURITIES MAY NOT BE TRANSFERRED EXCEPT IN ACCORDANCE WITH SUCH STATEMENT OF

RESOLUTIONS.

THIS CERTIFICATE IS IN GLOBAL FORM AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”) OR A NOMINEE THEREOF. THIS CERTIFICATE MAY

NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC OR BY ANY SUCH NOMINEE

TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE CORPORATION OR THE TRANSFER AGENT, AND ANY CERTIFICATE ISSUED

IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO

CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE

OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN

ASSIGNMENT

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM TEN ENT JT TEN

as tenants in common as tenants by the entireties as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT– Custodian

(Cust) (Minor)

Under Uniform Gifts to Minors

Act

(State)

Additional abbreviations may also be used though not in the above list.

THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN

UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR

ENLARGEMENT OR ANY CHANGE WHATEVER.

NOTICE:

X

Signature(s) Guaranteed

By

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,

STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED

SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: OK AS IS OK WITH CHANGES MAKE CHANGES AND SEND ANOTHER PROOF

ABnote North America

711 ARMSTRONG LANE

COLUMBIA, TENNESSEE 38401

(931) 388-3003

SALES: HOLLY GRONER 931-490-7660

PROOF OF: JUNE 16, 2011

ATP OIL & GAS CORPORATION

TSB 003828

OPERATOR: JB

Rev 1